Ocean Shore Holding Company Annual Meeting May 16, 2007 Real Life. Real Bank. Real Simple. Exhibit 99.1

Forward Looking Statement
• This presentation may contain “forward-looking statements” within the meaning of the federal securities laws.  These statements are not historical facts, rather statements based on the current expectations of Ocean Shore Holding Co. (the “Company”) regarding its business strategies, intended results and future performance.  Forward-looking statements are preceded by terms such as “expects,” “believes,”
“anticipates,” “intends” and similar expressions.
• Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission.  These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  The
Company assumes no obligation to update any forward-looking
statements.

Employment Drivers • Tourism and Atlantic City casinos drive the economy • Casino industry accounts for over 50,000 area jobs. This number expected to grow substantially in the next 5 years

Economic Results • Major Retail Expansion • Continued Atlantic City Casino Expansion • Increased Headline Entertainment and Gourmet Restaurants • Upscale Shopping Venues

Branch Locations Main Office: Ocean City Branch Offices: Marmora Linwood Ventnor Egg Harbor Township Absecon Northfield Margate

New Branch Hours and
Locations
• Margate facility opened in Fall of
2006. Grand opening scheduled
for Saturday May 19
th
• Sunday Hours offered in
Northfield, Egg Harbor Township,
Marmora, Margate and seasonally
in Ocean City

2006 Financial Highlights 3.3% $62.6 Stockholder Equity 2.4% $3.1 Net Income $417.0 $562.3 2006 (in millions) 0% Deposits 3.4% Assets % change Category

2006 Financial Highlights
$28.3 Consumer Loan
Originations
$13.4 Construction Loan
Originations
$8.6 Commercial Loan
Originations
$56.2 Mortgage Loan
Originations
$433.3 Total Loan Portfolio
2006
(in millions)
Category

2006 Loan Growth • Total Loans grew slightly over 5% to $433 million • Loan Originations for 2006 totaled $106 million.

Excellent Loan Quality • At 12/31/06, non-performing loans totaled $531,000 or 0.12% of total loans. • Net charge offs were only $3,000 at 12/31/06. • There are no sub-prime loans in our portfolio.

1 st Qtr 2007 Financial Results • Net Income $501,000 • Assets grew 2.2% to $575 million • Loan Receivables grew 1.3% to $439 million: - Mortgage Loans grew $9.3 million

1 st Qtr 2006 Financial Results Cont. • Deposits grew 2.8% to $428.5 million from December 31, 2006. • Core deposits increased 3.8% to $277.2 million.

Peer Group Makeup • Mutual Holding Companies (MHC) between $300 million and $1 Billion • 45% public ownership

Peer Group Listing
Westfield Financial Inc. K-Fed Bancorp
Westborough Fin. Services Home Federal Bancorp
SI Financial Group
Greene County Bancorp Inc.
Service Bancorp Inc
FedFirst Financial Corp.
PSB Holding, Inc Colonial Bankshares
Prudential Bancorp Clifton Savings Bancorp
Pathfinder Bancorp, Inc Cheviot Financial Corp
Oneida Financial Corp BCSB Bankcorp, Inc.
Naugatuck Valley Finl Atlantic Coast Fed Corp
Kentucky First Federal
Abington Community Bnc

12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06

Peer Group Comparison • OSHC: .56% • Peer Group Average: .44% Return on Average Assets (LTM) 0.00% 0.20% 0.40% 0.60% 0.80% Peer Group Average OSHC

12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06

Peer Group Comparison • OSHC: 5.08% • Peer Group: 2.67% Return on Average Equity (LTM) 0.00% 2.00% 4.00% 6.00% Peer Group Average OSHC

OCEAN CITY HOME BANK SINCE 1887

12/31/04
06/30/05
12/31/05
06/30/06
12/31/06

Peer Group Comparison • OSHC: 2.94% • Peer Group: 2.81% Net Interest Margin (LTM) 2.60% 2.80% 3.00% 3.20% 3.40% Peer Group Average OSHC

12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06

Peer Group Comparison • OSHC: 11.12% • Peer Group: 13.33% Tangible Equity/Tangible Assets 0.00% 5.00% 10.00% 15.00% Peer Group Average OSHC

03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06

Peer Group Comparison • OSHC: 184.2% • Peer Group: 192.3% Price/Book 150.00% 160.00% 170.00% 180.00% 190.00% 200.00% Peer Group Average OSHC

Ocean City Home
Charitable Foundation
• Charitable Foundation contributions
exceeded $100,000 in 2006.
• A sampling of organizations receiving
funding includes The ALCOVE Center
for grieving children, The Salvation
Army, The Ocean City Arts Center,
Jean Webster’s Kitchen, The
Community Foodbank of New Jersey
and Ocean City First Night.

Looking Ahead
• Technological Advances keep us
ahead of the competition
• Implementation of a sales incentive
program designed to challenge staff
and support a successful sales and
service culture.
• Continued Growth Opportunities
• Continued Community Involvement

Stock Repurchase Program • Repurchased 200,087 shares at an average price of $13.07. Completed in March of 2007. • Second Repurchase Plan Announced in April of 2007. Additional 200,000 buyback